S U M M O N S


STATE OF INDIANA       )                      MARION COUNTY SUPERIOR COURT
                       ) SS:
COUNTY OF MARION       )                      CAUSE NO. 490020105CP000756-001
M. TODD SEIS,                             X
                                          :
              Plaintiff,                  :
         v.                               :
                                          :       CLASS ACTION COMPLAINT
J. GEORGE MICKELSONS; JOHN P.             :
TAGUE; JAMES W. HLAVACEK;                 :
KENNETH K. WOLFF; ROBERT A.               :
ABEL; WILLIAM P. ROGERS, JR.;             :
ANDREJS P. STIPNIEKS; and                 :
AMTRAN, INC.,                             :
                                          :
              Defendants.
-------------------------X


TO DEFENDANT:      Amtran, Inc.
                   7337 West Washington Street
                   Indianapolis, IN 46231

          You are hereby notified that you have been sued by the person named as plaintiff and in the Court indicated above.

          The nature of the suit against you is stated in the Complaint which is attached to this Summons. It also states the relief sought or the demand made against you by the plaintiff.

          An answer or other appropriate response in writing to the Complaint must be filed either by you or your attorney within twenty (20) days, commencing the date after you receive this Summons, (or twenty-three (23) days if this Summons was received by mail), or a judgment by default may be rendered against you for the relief demanded by plaintiff.

          If you have a claim for relief against the plaintiff arising from the same transaction or occurrence, you must assert it in your written answer.

Date:     May 17 2001                        /s/ Sarah M. Taylor
     ----------------------                -------------------------------(Seal)
                                           Clerk, Marion Superior Court

         (The following manner of service of summons is hereby designated.)

 X      Registered or certified mail.
---
James A. Knauer, Attorney No. 5477-09
Jay P. Kennedy, Attorney No. 5477-49
KROGER, GARDIS & REGAS
111 Monument Circle, Suite 900
Indianapolis, Indiana 46204-5125
(317) 692-9000
Attorneys for Plaintiff

                     SHERIFF'S RETURN ON SERVICE OF SUMMONS


     I hereby certify that I have served this summons on the ___ day of __________________, 2001:


(1)  By delivering a copy of the Summons and a copy of the Complaint to the Defendant,
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

(2)  By leaving a copy of the Summons and a copy of the Complaint at
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

(3)  Other service or remarks:
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     Sheriff's Costs:__________                      By:________________________
                                                               Deputy


                         CLERK'S CERTIFICATE OF MAILING

          I hereby certify that on the ________________________ day of ______________________, 2001, I mailed a copy of this Summons and a copy of the Complaint to the Defendant, Amtran, Inc by certified mail, requesting a return receipt at the address furnished by the Plaintiff.

                                            ------------------------------------
                                            Clerk, Marion Superior Court

Date:                                       By:
     ---------                                 --------------------------------
                                                  Deputy


                      RETURN ON SERVICE OF SUMMONS BY MAIL

         I hereby certify that the attached return receipt was received by me showing that the Summons and a copy of the Complaint mailed to the Defendant, Amtran, Inc, was accepted by the Defendant on the _________________ day of _____________________________________ , 2001.

         I hereby certify that the attached return receipt was received by me showing that the Summons and a copy of the Complaint were returned not accepted on the _______________________________________________________ day of , 2001.

         I hereby certify that the attached return receipt was received by me showing that the Summons and a copy of the Complaint mailed to the Defendant, Amtran, Inc., on behalf of said Defendant on the _____________________ day of ____________________________ , 2001.

                                        ---------------------------------------
                                        Clerk, Marion Superior Court

Date:                                   By:
     -----------                           ------------------------------------
                                                      Deputy

STATE OE INDIANA   )                              MARION COUNTY SUPERIOR COURT
                   )     SS:
COUNTY OF MARION   )                              CAUSE NO.

                                                  490020105CP000756-001
-----------------

M. TODD SEIS

                Plaintiff,

        v.

J. GEORGE MICKELSONS; JOHN P.
TAGUE; JAMES W. HLAVACEK;
KENNETH K. WOLFF; ROBERT A.
ABEL; WILLIAM P. ROGERS, JR.;                     FILED
ANDREJS P. STIPNIEKS; and:
AMTRAN, INC.,                                     May 17 2001

                Defendants
------------------x

                     APPEARANCE BY ATTORNEY IN CIVIL CASE

Party Classification:    Initiating [X]    Responding [ ]    Intervening [ ]

1. The undersigned attorney and all attorneys listed on this form now appear in this case for the following party member(s): M. Todd Seis

2. Applicable attorney information for service as required by Trial Rule 5(B)(2) and for case information as required by Trial Rules 3.1 and 77(B) is as follows:

     Name:      James A. Knauer                       Attorney Number; 5436-49
                Jay P. Kennedy                        Attorney Number 5477-49
     Address:   KROGER, GARDIS & REGAS, LLP           Phone: (317) 692-9000
                111 Monument Circle, Suite 900        Fax: (317) 264-6832
                Indianapolis, Indiana 46204-5125

     [List on continuation page the additional attorneys appearing for above party member(s).]

3.   There are other party members: Yes [X]  No [ ]

4. If first initiating party filing this case, the Clerk is requested to assign this case the following Case Type under Administrative Rule 8(b)(3): Civil Plenary

5.   I will accept service by FAX at the above noted number: No

6. This case involves support issues: Yes [ ] No [X] (if yes, supply social security numbers for all family members on continuation page.)

7.   There are related cases: Yes [X] No [ ]

     David Schneider vs. J. George Mickelsons, et al., Cause No.
     49D02-0105-CP-0756 (Same defendants and cause of action)

8. This form has been served on all other parties. Certificate of Service is attached: Yes [ ] No [X]

9.   Additional information required by local rule:

        /s/ James Knauer
     ----------------------------
           James A, Knauer, Esq.
           Jay P. Kennedy, Esq.

STATE OF INDIANA   )                              MARION COUNTY SUPERIOR COURT
                   )      SS:
COUNTY OF MARION   )                              CAUSE NO.
                                                  490020105CP000756-001
-----------------

M. TODD SEIS
                                                      CLASS ACTION COMPLAINT
                Plaintiff,

        v.

J. GEORGE MICKELSONS; JOHN P.
TAGUE; JAMES W. HLAVACEK;
KENNETH K. WOLFF; ROBERT A.                       FILED
ABEL; WILLIAM P. ROGERS, JR.,
ANDREJS P. STIPNIEKs; and                         May 17 2001
AMTRAN, INC.,

                Defendants
------------------x

                      PLAINTIFF'S CLASS ACTION COMPLAINT

     Plaintiff, by his attorneys, alleges the following upon information and belief, except for those allegations which pertain to plaintiff, which allegations are based upon personal knowledge:

                                  THE PARTIES

     1. Plaintiff M. Todd Seis ("plaintiff") is a resident of the State of Indiana; is the owner of common stock of Amtran, Inc. ("Amtran" or the "Company"); and has been the owner of such shares continuously since prior to the wrongs complained of herein.

     2. Defendant Amtran is a corporation duly existing and organized under the laws of the State of Indiana, with its principal offices located at 7337 West Washington Street, Indianapolis, Indiana. The Company owns American Trans Air Inc., a passenger airline that provides airline services in selected markets, including passenger airline services to the United States military.

     3. Defendant J. George Mikelsons ("Mikelsons") is and at all relevant times has been founder and Chairman of the Board of Directors of Amtram. As of April 24, 2001, Mikelsons owns approximately $8.27 million shares of Amtran, representing 72% of the Company's outstanding common stock. By virtue of being the majority shareholder of Amtran, Mikelsons is in a fiduciary relationship with plaintiff and the other common stock holders of Amtran, and owes plaintiff and the other Amtran shareholders the highest obligations of good faith, fair dealing, due care, loyalty, and full, candid, and adequate disclosure.


     4. Defendant John P. Tague is and at all relevant times has been President, Chief Executive Officer, and a director of Amtran.

     5. Defendant James W. Hlavacek is and at all relevant times has been Chief Operating Officer and a director of Amtran.

     6. Defendant Kenneth K. Wolff is and at all relevant times has been Executive Vice President, Chief Financial Officer, and a director of Amtran.

     7. Defendants Robert A. Abel, William P. Rogers, Jr., and Andrejs P. Stipnieks are and at all relevant times hereto have been directors of Amtran.

     8. The defendants referred to in paragraphs 3 through 7 are collectively referred to herein as the "Individual Defendants."

     9. By reason of the Individual Defendants' positions with the Company as officers and/or directors, said individuals are in a fiduciary relationship with plaintiff and the other public stockholders of Amtran, and owe plaintiff and the other members of the class the highest obligations of good faith, fair dealing, due care, loyalty and full, candid and adequate disclosure.

                           CLASS ACTION ALLEGATIONS

     10. Plaintiff brings this action on his own behalf and as a class action, pursuant to Rule

23 of the Indiana Rules of Court, on behalf of himself and holders of Amtran common stock (the "Class"). Excluded from the Class are defendants herein and any person, firm, trust, corporation or other entity related to or affiliated with any of the defendants.

     11. This action is properly maintainable as a class action.

     12. The Class is so numerous that joinder of all members is impracticable. As of May 16, 2001, there were approximately 11.4 million shares of Amtran common stock outstanding.

     13. There are questions of law and fact which are common to the Class and which predominate over questions affecting any individual Class members, including the following:

          a. whether defendants have breached their fiduciary and other common law duties owed by them to plaintiff and the other members of the Class;; and

          b. whether the Class is entitled to injunctive relief or damages as a result of the wrongful conduct committed by defendants.

     14. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiffs claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

     15. Plaintiff anticipates that there will be no difficulty in the management of this litigation.

     16. Defendants have acted on grounds generally applicable to the Class with respect to the matters complained of herein, thereby making appropriate the relief sought herein with respect to the Class as a whole.

                            SUBSTANTIVE ALLEGATIONS

     l7. On or about May 16, 2001, Amtran announced that defendant Mikelsons had delivered a proposal to the Company's Board of Directors to acquire all of the Company's outstanding common stock not already owned by Mikelsons for $21.00 per share in cash.

     18. The Company also announced that the annual meeting should be adjourned until Mikelsons offer is fully considered by the Company's board.

     19. Mikelsons has timed the proposal to freeze out Amtran's public shareholders in order to capture for himself Amtran's future potential without paying an adequate or fair price to the Company's public shareholders.

     20. Mikelsons timed the announcement of the proposed buyout to place an artificial lid on the market price of Amtran common stock so that the market would not reflect Amtran's improving potential, thereby purporting to justify an unreasonably low price.

     21. Mikelsons has access to internal financial information about Amtran, its true value, expected increase in true value, and the benefits of 100% ownership of Amtran to which plaintiff and the Class members are not privy. Mikelsons is using such inside information to benefit itself in this proposed transaction, to the detriment of the Amtran's public stockholders.

     22. Mikelsons has clear and material conflicts of interest and is acting to better its own interests at the expense of Amtran's public shareholders. Mikelsons has complete voting control of the Company and controls its proxy machinery. Mikelsons has selected and/or controls all of the Company's directors, with those directors beholden to Mikelsons for their offices and the valuable perquisites which they enjoy therefrom.

     23. Mikelsons is engaging in self-dealing and not acting in good faith toward plaintiff and the other members of the Class. By reason of the foregoing, Mikelsons and the Individual

Defendants have breached and are breaching their fiduciary duties to the members of the Class.

     24. Unless enjoined by this Court, the Individual Defendants will Continue to breach their fiduciary duties and prevent the Class from receiving its fair share of Amtran's valuable assets and businesses.

     25. Plaintiff and the Class have no adequate remedy at law.

     WHEREFORE, plaintiff demands judgment arid preliminary and permanent relief, including injunctive relief, in his favor and in favor of the Class and against defendants as follows:

     1. Declaring that this action is properly maintainable as a class action;

     2. Directing the Individual Defendants to exercise their duty of care by giving due consideration to any proposed business combination that would maximize the Company's shareholder value;

     3. Directing the Individual Defendants to adequately ensure that no conflicts of interest exist between the Individual Defendants and their fiduciary obligation to maximize shareholder value or, if such conflicts exist, to ensure that all conflicts are resolved in the best interests of Amtran's public stockholders;

     4. Awarding plaintiff the costs and disbursements of this action, including reasonable attorneys' and experts' fees;

     5. Granting such other and further relief as this Court may deem just and proper.

     DATED:     May 17, 2001

                                  KROGER GARDIS & REGAS, LLP

                                  By:  /s/ James Knauer
                                     ---------------------------------
                                     James A. Knauer, Esq. Attorney No. 5436-49
                                     Jay P.Kennedy, Esq. Attorney No. 5477-49

KROGER, GARDIS & REGAS, LLP
111 Monument Circle, Suite 900
Indianapolis, IN 46204-5125
(317) 692-9000

Of Counsel:

Paul J. Geller, Esq.
Jonathan M. Stein, Esq.
CAULEY GELLER BOWMAN
& COATES, LLP
One Boca Place
2255 Glades Road
Boca Raton, Florida 33431